UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2026

LeMaitre Vascular, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33092	04-2825458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 221-2266

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	LMAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 2, 2026, LeMaitre Vascular, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 22,847,798 shares of the Company’s common stock were entitled to vote as of April 6, 2026, the record date for the Annual Meeting, of which 21,336,301 shares were present in person or represented by proxy at the Annual Meeting.

(b) Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of two Class II directors nominated by the Board of Directors for three-year terms; (ii) an advisory vote on the compensation of the Company’s named executive officers; and (iii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1 – Election of Directors

By a majority of votes cast, the stockholders elected each of the following two nominees as a Class II director for a term of three years expiring upon the 2029 Annual Meeting of Stockholders or until their successor has been duly elected and qualified. David B. Roberts received a vote of 18,888,412 shares for, 1,250,012 shares withheld and 1,197,877 broker non-votes. John A. Roush received a vote of 14,229,071 shares for, 5,909,353 shares withheld and 1,197,877 broker non-votes.

Proposal No. 2 – Advisory Vote on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, the Company's executive compensation by a vote of 19,311,813 shares for and 813,052 shares against, with 13,559 shares abstaining and 1,197,877 broker non-votes.

Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

By a majority of votes cast, the stockholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 with a vote of 21,220,412 shares for and 108,474 shares against, with 7,415 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Date:	June 4, 2026	By:	/s/Dorian P. LeBlanc
Name: Dorian P. LeBlanc Title: Chief Financial Officer